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                                                                   EXHIBIT 10.58

                              SECOND AMENDMENT TO
                             SALE OF CHATTEL PAPER
                            AND SECURITY AGREEMENT


          This Second Amendment to Sale of Chattel Paper and Security Agreement (hereinafter referred to as the "Second Amendment") is made as of the ____ day of ________________, 1998, by and among Summit Leasing Corporation, a New Jersey corporation ("Summit"), formerly known as UJB Leasing Corporation ("UJB"), having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016 and BankVest Capital Corp., a Massachusetts corporation ("Seller"), with its principal place of business at 114 Turnpike Road, Westborough, Massachusetts 01581.


                                   RECITALS:
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          A.   On or about March 28, 1996, UJB and Seller entered into that certain Sale of Chattel Paper and Security Agreement relating to the sale by Seller and the purchase by UJB of certain equipment lease paper (the "Agreement").

          B. Summit and Seller modified the terms and conditions of the Agreement, as evidenced by that certain First Amendment to Sale of Chattel Paper and Security Agreement ("First Amendment") dated as of June 1, 1997. The First Amendment and the Agreement are hereinafter collectively referred to as the "Agreement" where the context and circumstances so require.

          C. Seller and Summit desire to further modify the terms and conditions of the Agreement for the purposes set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

          1.   Definitions: Unless otherwise defined herein, all capitalized and
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defined terms used herein shall have the same meaning set forth in the
Agreement.

          2.   Recitals: The recitals set forth above are hereby incorporated
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herein as if set forth at length. Seller and Summit each acknowledge and confirm that all of the aforesaid recitals are true, accurate and correct in all respects.

          3.   Continued Validity of Sale Documents: Seller hereby acknowledges,
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ratifies, confirms and affirms: (i) the extent and validity of the Sale
Documents; (ii) that said Sale Documents are and remain valid, enforceable in accordance with their respective terms and are and remain in full force and effect as of the date hereof; (iii) that the Sale Documents are not subject to any real or personal defenses whatsoever; (iv) that pursuant to the security interests granted to Summit in accordance with the Sale Documents, the Sale Documents constitute a
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continuing valid first perfected lien upon the Collateral, which security interest secures the payment and performance of the obligations due and owing under the Sale Documents. Seller warrants and represents that all representations contained in the Sale Documents are true and complete as of the date hereof, no warranty therein contained has been breached as of the date hereof and it is in full compliance with all of the terms and conditions thereof and has performed all obligations on its part to be performed therein.

          4.   Modification to the Agreement. From and after the date of this
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Second Amendment, the Agreement is hereby modified in the following respects:

     A.   Section 1.15 is deleted and replaced with the following:

          1.15 "Purchase Expiration Date" shall mean March 28, 1999.

     B.   Section 1.20 is deleted and replaced with the following:

          1.20 "Sale Documents" shall mean the Term Sheet, this Agreement, as modified by the First Amendment and the Second Amendment, the Financing Statements, the Incumbency Certificate, the Corporate Resolutions, the Estoppel Certificate, the Opinion Letter and all documents of every kind and nature submitted and/or executed in connection with this Agreement whether executed contemporaneously herewith or at any other time, together with all amendments, substitutions, supplements, replacements or modifications to any or all of them.

     C. The first sentence of Section 2.1 is deleted and replaced with the following:

          Subject to the terms and conditions set forth herein and the Funding Cap, Seller agrees to offer to sell to Summit, Items of Paper from and after the date hereof until the Purchase Expiration Date.

     D.   The following sections are added to the Agreement:

          14.9. With respect to the Items of Paper identified on Schedule 14.9 hereof (the "Schedule 14.9 Items of Paper"), provided no Event of Default shall have occurred or be continuing, Seller's obligations to repurchase any Schedule 14.9 Items of Paper pursuant to Section 11.2 above shall not exceed 50 percent of the aggregate Purchase Price paid by Summit to Seller hereunder for said Schedule 14.9 Items of Paper (the "Schedule 14.9 Ultimate Net Loss"). The Schedule 14.9 Ultimate Net Loss shall not be included as a component or part of the Ultimate Net Loss referred to in Section 14.1 above. The Schedule 14.9 Ultimate Net Loss shall decrease only as, when, and if a Schedule 14.9 Item of Paper is repurchased by Seller pursuant to Section 11.2 above; the amount of any such decrease in the Schedule 14.9 Ultimate Net Loss shall be equal to the Purchase Price of that particular Schedule 14.9 Item of Paper so repurchased. The provisions of Sections 14.2, 14.3, 14.4, 14.5, 14.6 and 14.8 above shall, where the context and circumstances so require, apply to the

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          Schedule 14.9 Ultimate Net Loss and, in that regard, the phrase
          "Ultimate Net Loss" shall include the Schedule 14.9 Ultimate Net Loss. At each anniversary date of this Agreement, so long as Seller's Obligations and/or Debtor's Obligations remain outstanding, the charges made against the Schedule 14.9 Ultimate Net Loss for the prior twelve-month period shall be reduced to zero ($0) and Seller shall continue to fulfill its obligations under Section XI with respect to all Schedule 14.9 Items of Paper purchased hereunder, as though no Charges were previously made against the Schedule 14.9 Ultimate Net Loss. In the event that the Charges during a particular twelve-month period equal the Schedule 14.9 Ultimate Net Loss, which is subject to change as herein provided, and provided no Event of Default has occurred or is continuing, Seller shall not be required to make any payment to Summit with respect to the Schedule 14.9 Items of Paper purchased hereunder pursuant to Section 11.2 above for the balance of that twelve-month (12) period, except as otherwise provided herein.
          Schedule 14.9 may be hereinafter supplemented or amended by the parties hereto. If the parties decide to supplement or amend said Schedule, a new Schedule shall be prepared, dated, initialed by the parties and appended to the Agreement, thereby superseding the prior Schedule.

          14.10 With respect to the Items of Paper identified on Schedule 14.10 hereof (the "Schedule 14.10 Items of Paper"), Seller shall be required to repurchase the Schedule 14.10 Items of Paper for the Repurchase Price or replace the Schedule 14.10 Items of Paper, at Summit's sole discretion and option pursuant to Section 11.2 hereof. It is in the intention of the parties hereto that: (i) Seller shall be on FULL RECOURSE for the Schedule 14.10 Items of Paper; (ii) Seller's repurchase or replacement of any Schedule 14.10 Item of Paper shall not be limited or restricted in any manner; (iii) Seller's repurchase of a Schedule 14.10 Item of Paper pursuant to Section 11.2 hereof shall not be included as a component or part of the Ultimate Net Loss or the Schedule 14.9 Ultimate Net Loss or otherwise factored in the computation of the Ultimate Net Loss or the Schedule 14.9 Ultimate Net Loss; (iv) the Ultimate Net Loss and the Schedule 14.9 Ultimate Net Loss shall not apply to any Schedule 14.10 Item of Paper repurchased by Seller pursuant to Section 11.2 above; and (v) the Repurchase Price due and/or paid on account of the Schedule 14.10 Item of Paper shall not be or constitute a Charge against the Ultimate Net Loss or the
          Schedule 14.9 Ultimate Net Loss. Schedule 14.10 may be hereinafter supplemented or amended by the parties hereto. If the parties decide to supplement or amend said Schedule, a new Schedule shall be prepared, dated, initialed by the parties and appended to the Agreement, thereby superseding the prior Schedule.

          5.   Documentation to be Furnished to Summit. Summit's agreement to
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enter into this Second Amendment is contingent upon Summit's receipt, review and acceptance, prior to the execution and delivery of this Second Amendment, of authorizing resolutions and/or certificates on behalf of Seller authorizing Seller to enter into this Second Amendment and to perform in accordance with the terms and conditions of the Agreement.

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          6.   Further Assurances: Seller hereby agrees that it shall execute
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and/or deliver to Summit any documents, information or agreements as may be reasonably requested by Summit at any time so long as any sums due or obligations under the Sale Documents remain unpaid or unperformed.

          7.   Release and Discharge of Summit: Seller hereby releases and
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discharges Summit of and from all claims, causes of action, demands, damages or suits, at law and in equity, which it may, as of the date of this Second Amendment, have or claim to have against Summit relating to, arising out of or resulting from its relationship with Summit or with respect to the obligations due to Summit as evidenced by the Sale Documents or the Collateral.

          8.   Reinstatement of Obligations: The Sale Documents, including this
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Second Amendment, and Seller' liabilities thereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment or other value received by Summit, from any source, or any part thereof, of any of the sums due under the Sale Documents are rescinded or might otherwise be restored or returned by Summit by reason of: (i) any judgment, decree or order of any court or administrative body having competent jurisdiction; (ii) any settlement or compromise of any such claim; or (iii) otherwise, all as through such payment had not been made and received by Summit, notwithstanding any termination of all or any of the Sale Documents or payment in full of the obligations due to Summit as evidenced by the Sale Documents.

          9.   Application of N.J.S.A. 25:1-5: Seller acknowledges the amendment
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to N.J.S.A. 25:1-5, which precludes enforcement, inter alia, of any oral promises relating to extensions of credit, and agrees, without regard to whether such amendment is prospective or retroactive in application, that its provisions are fully applicable to this Second Amendment.

          10.  Governing Law: This Second Amendment shall be governed by and
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construed in accordance with the laws of the State of New Jersey, without regard to the principles of conflicts of laws.

          11.  Binding Effect: This Second Amendment is binding upon, inures to
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the benefit of and is enforceable by the personal representatives, successors and assigns of the parties. This Second Amendment is not assignable by Seller.

          12.  Non-Waiver: No failure or delay on the part of Summit, or its
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successors and assigns, in the exercise of any right, power or privilege pursuant to the Sale Documents (including this Second Amendment) is to be construed to be or operate as a waiver. Partial exercise of any right, power or privilege by Summit is not to preclude any further right, power or privilege, nor be deemed a waiver. Any waiver or modification of this Second Amendment or any other document, instrument or agreement executed by Seller is to be in writing signed by Seller and Summit. Summit may, in its sole discretion, release, impair or surrender all or any of the interest granted hereunder or under any other agreement executed by Seller without waiving, exhausting or impairing any of Summit's rights and remedies available pursuant to the Sale Documents or under this Second Amendment.

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          13.  Representation by Counsel; Drafting of Agreement: Seller
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acknowledges that it has had the opportunity to consult independent counsel of its own selection in connection with the matters covered by this Second Amendment and that it has executed and delivered this Second Amendment (and any other documents referred to herein or in connection herewith) with the benefit of counsel and of its own free will and volition. Seller also acknowledges and agrees that the terms of this Second Amendment have been negotiated in good faith by the parties and that said terms shall be construed in a neutral fashion and without regard to the draftsmanship of this Second Amendment.

          14.  Severability: In the event that any portion of this Second
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Amendment is deemed unenforceable by a court of competent jurisdiction, such provision declared to be unenforceable is to be deemed to have been omitted from this Second Amendment and all such remaining terms and conditions of this Second Amendment are to continue in full force and effect.

          15.  Continued Effectiveness of Sale Documents: Except as specifically
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modified herein, all of the other terms and conditions of the Sale Documents shall remain in full force and effect and the parties hereto expressly confirm and ratify all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Sale Documents, as modified. It is the intention of the parties hereto that this Second Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority referred to herein.

          IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment or caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers or representatives as of the day and year first above written.

ATTEST:                                      BANKVEST CAPITAL CORP.


_________________________________            By:_____________________________
DOROTHY C. VINE, Secretary/Clerk                _____________, President



WITNESS/ATTEST:                              SUMMIT LEASING CORPORATION
                                             (formerly known as UJB Leasing
                                               Corporation)

_________________________________            By:_____________________________
                                                PETER C. PLATT, President
                                                Chief Executive Officer

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                                 SCHEDULE 14.9
                                ITEMS OF PAPER
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1.   Lease Number 46682-1, evidenced by the Lease Agreement entered into by
     Artistic Images, Inc., as Lessee and BankVest Capital Corp., as Lessor, accepted by BankVest Capital Corp. on March 23, 1998 and all related documents.

2. Lease Number 10287-1, evidenced by the Lease Agreement entered into by Cromar & Associates, Inc. d/b/a Productions Unlimited, Inc., as Lessee and BankVest Capital Corp., as Lessor, accepted by BankVest Capital Corp. on _______________ and all related documents.

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                                SCHEDULE 14.10
                                ITEMS OF PAPER
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1.   Lease Number 33551, evidenced by the Lease Agreement entered into by The
     Mail House, Inc., as Lessee and BankVest Capital Corp., as Lessor, accepted by BankVest Capital Corp. on ______________ and all related documents.

2. Lease Number 46412-1, evidenced by the Lease Agreement entered into by DAS Devices, Inc., as Lessee and BankVest Capital Corp., as Lessor, accepted by BankVest Capital Corp. on March 27, 1998 and all related documents.

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